UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	March 15, 2002
(Date of earliest event reported)

DELPHI CORPORATION
(formerly DELPHI AUTOMOTIVE SYSTEMS CORPORATION)
(Exact name of registrant as specified in its charter)

DELAWARE	1-14787	38-3430473

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive, Troy, Michigan	48098

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 813-2000

SIGNATURE
EXHIBIT INDEX
Press Release

ITEM 5. OTHER EVENTS

     Delphi Automotive Systems Corporation announced that effective as of March 13, 2002, it has changed its corporate name to Delphi Corporation. The common stock of the corporation will still be traded on the New York Stock Exchange under the trading symbol “DPH” (NYSE: DPH). A copy of the press release is attached as exhibit 99 (a) herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION
(Registrant)

Date:	March 15, 2002

By /s/ Paul R. Free
(Paul R. Free, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit No.

99 (a)	Registrant’s press release dated March 15, 2002